Exhibit 99.1

KPMG LLP
Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
SMBC Nikko Securities America, Inc.
TD Securities (USA) LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2019-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “MBALT 2019-A Prel. Pool Data Tape.xls,” provided by the Company on November 15, 2018 (the “Data File”), containing certain information related to 47,894 motor vehicle leases secured by new Mercedes-Benz automobiles as of October 31, 2018 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of Mercedes-Benz Auto Lease Trust 2019-A, Asset-Backed Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of new motor vehicles by lessees of Mercedes-Benz passenger cars, and sport utility vehicles.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Modification Letter” means the document, provided to us by the Company, containing the updated terms of the Lease Contract, as applicable.

•	The term “LeMans” means the Company’s operating lease portfolio management system used to track and account for its operating Leases prior to May 2, 2016.

•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases beginning May 2, 2016.

•	The term “ACE” means the Company’s system used to track credit scores related to its operating Leases.

•	The term “VDS” means the Company’s Vehicle Data Service system used to track model class information related to the Leases.

•
The term “Lease File” means any file containing some or all of the following documents: Lease Contract, Modification Letter, and various screenshots contained within ALFA (which also contains information originated in the prior system, LeMans), ACE, or VDS.

A.
We randomly selected 100 Leases from the Data File as instructed by the Company and listed in Exhibit A attached hereto (the “Sample Leases”). For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Lease File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from Data File to the Lease File, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Lease File documents are listed in the order of priority until such attribute was agreed.

Attributes	Lease File/Instructions

Lease Number	ALFA

Running Rate	ALFA and instructions provided by the Company described below

Adjusted Capitalized Cost	Lease Contract, Modification Letter

Original Start Date	Lease Contract and instructions provided by the Company described below

Maturity Date	Lease Contract, Modification Letter and instructions provided by the Company described below

Vehicle Value	ALFA and instructions provided by the Company described below

New/Used	Lease Contract and instructions provided by the Company described below

Original Term	Lease Contract

Attributes	Lease File/Instructions

Current Remaining Term (Recomputed Current Remaining Term)	ALFA and instructions provided by the Company described below

Contract Residual	Lease Contract

State of Origination	ALFA and instructions provided by the Company described below

Base Rent Payment	Lease Contract, Modification Letter

Vehicle Make	Lease Contract, ALFA and instructions provided by the Company described below

Vehicle Model Class	Lease Contract, VDS, and instructions provided by the Company described below

Vehicle Model Year	Lease Contract

Vehicle Identification Number	Lease Contract

FICO Score	ACE and instructions provided by the Company described below

Payment Type	Lease Contract and instructions provided by the Company described below

Subvented Status	ALFA and instructions provided by the Company described below

Co-Lessee Present Indicator	ACE

Paid-Through Date	ALFA and instructions provided by the Company described below

Current Delinquency Status	ALFA

For purposes of comparing Running Rate, we were instructed by the Company to consider the interest rate on the “Miscellaneous” screen in ALFA to be the Running Rate for Sample Leases that have values in the “PCD_ACCT_NBR” field in the Data File (the “Account Numbers”) beginning with 7. We were informed by the Company that such Sample Leases were originated in LeMans and subsequently migrated to ALFA. We were further instructed by the Company to consider the interest rate on the “Financial Summary” screen in ALFA to be the Running Rate for Sample Leases with Account Numbers beginning with 5, which we were informed by the Company were Sample Leases originated in ALFA.

For purposes of comparing Original Start Date, we were instructed by the Company to consider Sample Leases with Original Start Dates on the 29th, 30th, or 31st of the month in the respective Lease Contract to be in agreement if the Sample Lease information in the Data File stated the Original Start Date as the 1st day of the following month for Sample Leases with Account Numbers beginning with 5, and the 1st, 2nd, or 3rd day, respectively, of the following month for Sample Leases with Account Numbers beginning with 7. We were informed by the Company that ALFA and LeMans do not permit Original Start Dates to occur at the end of the month, and it will adjust such dates (i.e., 29th, 30th or 31st) to the 1st, 2nd or 3rd of the following month, respectively, for Sample Leases originated in LeMans, and to the 1st of the following month for Sample Leases originated in ALFA.

For purposes of comparing Maturity Date, if the Maturity Date stated in the Data File did not agree to the Maturity Date listed in the respective Lease Contract or Modification Letter, we were instructed by the Company to consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Data File was the same as the day of the month for Original Start Date in the Data File, and ii) the difference between Maturity Date in the Data File and Maturity Date in the Lease Contract was within two (2) days.

For purposes of comparing Vehicle Value, we were instructed by the Company to consider Vehicle MSRP on the “Miscellaneous” screen in ALFA to be the Vehicle Value for Sample Leases that have Account Numbers beginning with 7. We were further instructed by the Company to consider MSRP, which reflects the Base MSRP, on the “Miscellaneous” screen in ALFA to be the Vehicle Value for Sample Leases with Account Numbers beginning with 5.

For purposes of comparing Current Remaining Term, we were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

i.
Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date. We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

ii.
If the “Receivables“ screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in step (i) above to obtain the Current Remaining Term. Otherwise, we were instructed by the Company to use the number of payments calculated in step (i) above as the Current Remaining Term.

iii.
If the Paid-Through Date was on the 1st of each month, add one (1) to the number of payments calculated in the steps (i) and (ii) above to obtain the Current Remaining Term. Otherwise, we were instructed by the Company to use the number of payments calculated in step (ii) above as the Current Remaining Term.

For purposes of comparing State of Origination, we were instructed by the Company to consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, we were instructed to consider the state with the most recent date to be the State of Origination.

For purposes of comparing Vehicle Make, if the Vehicle Make stated in the Data File did not agree to the Vehicle Make listed in the respective Lease Contract, we were instructed by the Company to consider the Sample Lease to be in agreement if the Vehicle Make listed in the Lease Contract was “MB,” “MB Truck,” “ME/BE,” “MERCEDES-BENZ,” “MERCEDES-B,”  “MERCEDES,” “MERCEDE,” “MERCEDES-BEN,” “MERCEDES–BSL-CLASS,” “MER-BENZ,” “MERCEDES-,” “MERCEDES -,” “Mercedes-,” “MERCEDES B,” “MERCEDES BENZ,” “MERCEDES L,” “M/B,” “Mercedes Light,” “MB_TRK,” “MERCEDES-BENZ TR,” “MERCEDES LIGHT TRUC,” or “Mercedes_Benz Truck.” If the Vehicle Make did not agree with any of the aforementioned names, we were further instructed by the Company to compare the Vehicle Make to the “Manufacturer” line on the “Asset” screen in ALFA.

For purposes of comparing Vehicle Model Class, if the Vehicle Model Class stated in the Data File did not agree to the Vehicle Model Class listed in the respective Lease Contract, we were instructed by the Company to compare the Vehicle Model Class using the ”Model” line on the “Asset Classification Details” screen in VDS.

For purposes of comparing FICO Score, if the FICO Score stated on Data File did not agree to the FICO Score listed on the ACE screen, we were instructed by the Company to compare the FICO Score using the Co-Borrower’s “CS score” on the ACE screen.

For purposes of comparing Payment Type, we were instructed by the Company that the payment frequency for each Sample Lease should be monthly as indicated by a value of “1” in the “O_PMTFREQUENCY” field in the Data File. We were instructed by the Company to consider the description of “Standard Lease” (as opposed to "Single Payment Lease”) in the respective Lease Contract as evidence of the monthly payment frequency.

For purposes of comparing Subvented Status, we were instructed by the Company to consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Data File, as follows:

•	“Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy.

•	“N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy.

•	“Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy.

•	“N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.

We were instructed by the Company to consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. We were instructed by the Company to consider a Sample Lease to have a Residual Subsidy if we identified a “RVE Dollar Amount” in the “Subsidy” line or a value in the “Subsidy Code” line on the “Miscellaneous” screen in ALFA.

For purposes of comparing Paid-Through Date, we were instructed by the Company to consider the Next Payment Date on the “Financial Summary” screen in ALFA to be the Paid-Through Date, except for Sample Leases that had a payment due date of November 1, 2018, per the Lease Agreement and the payment was made via ACH as indicated in the “Statement” screen in ALFA. The Company informed us that ALFA applies payments due on the 1st of each month (e.g., November 1, 2018) that were made via ACH before capturing the prior month-end snapshots (e.g., October 31, 2018) and, as a result, the Next Payment Date for such leases would be stated as the 1st of the next moth (e.g., December 1, 2018) instead of the 1st of the current month (e.g., November 1, 2018). As such, for Sample Leases of this nature, we were instructed by the Company to compare the Paid-Through Date to December 1, 2018.

The information regarding the Sample Leases was found to be in agreement with the respective information in the Lease Files, except as listed in Exhibit B. There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data File and the Lease Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Lease Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
January 11, 2019

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	419	35	16392	69	31617
2	823	36	16462	70	31633
3	1940	37	16500	71	34174
4	2100	38	16660	72	34281
5	2214	39	17402	73	34449
6	2458	40	17970	74	34559
7	2606	41	18683	75	34833
8	2691	42	19123	76	34882
9	3422	43	19189	77	35283
10	4912	44	20526	78	35588
11	5729	45	20918	79	36688
12	5829	46	20937	80	36947
13	5836	47	22133	81	37237
14	6884	48	22298	82	37667
15	7003	49	23163	83	37829
16	7244	50	23376	84	38937
17	7941	51	23630	85	39277
18	8046	52	23946	86	39467
19	10152	53	24004	87	40091
20	11793	54	24340	88	41165
21	13278	55	25391	89	41519
22	13337	56	25431	90	41664
23	13661	57	26124	91	41906
24	13676	58	26831	92	42512
25	13969	59	26868	93	43206
26	13998	60	26932	94	43783
27	14085	61	27060	95	44364
28	14401	62	27246	96	45861
29	14633	63	27299	97	45926
30	14785	64	28027	98	46104
31	15991	65	28103	99	46772
32	16104	66	29388	100	47652
33	16166	67	29493
34	16191	68	30815

(*)  The Company has assigned a unique Lease Number to each Lease in the Data File.  The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List

Sample Lease Number	Lease Number	Attribute	Per Data File	Per Lease File

52	23946	Original Start Date	9/12/2016	9/13/2016